UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders
Eagle Rock Energy Partners, L.P. (the “Partnership”) held its 2015 Annual Meeting of Limited Partners (the “Annual Meeting”) on May 27, 2015. At the Annual Meeting, the Partnership’s common unitholders were requested to: (1) elect two Class II Elected Directors to serve on the Board for a term of office expiring at the Partnership’s 2018 Annual Meeting of Limited Partners, (2) approve, on an advisory basis, the compensation of the Company’s named executive officers, and (3)  ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ended December 31, 2015. Each of these items is more fully described in the Partnership's proxy statement filed on March 31, 2015.
The certified results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1 - Election of two Class II Elected Directors: The election of the Class II Elected Directors was approved as follows:

Nominees	For	Withheld
William A. Smith	26,525,062	1,842,823
Herbert C. Williamson, III	26,523,498	1,844,387

There were 51,157,143 broker non-votes cast with respect to Proposal No. 1. The NGP Parties (as defined in the Partnership Agreement) were not permitted to vote on this matter pursuant to the terms of the Partnership Agreement.
Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain
76,593,069	5,600,908	636,864

There were 51,157,143 broker non-votes cast with respect to Proposal No. 2.
Proposal No. 3 - Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ended December 31, 2015: The appointment of KPMG LLP as independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ended December 31, 2015 was ratified as follows:

For	Against	Abstain
131,528,197	2,232,176	227,611

There were no broker non-votes cast with respect to Proposal No. 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 27, 2015	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel